Business Cooperation Agreement
业务合作协议

This Business Cooperation Agreement (hereinafter referred to as "this Agreement") is made and entered on March 5, 2019 by and between:
本业务合作协议（本"协议"）由以下双方于二〇一九年三月五日签署:

Party A 甲方: 西安中旅国际旅行社有限责任公司
Address 地址：西安市经济技术开发区凤城四路四号西安国际企业中心 B 座 18 层

Party B 乙方：GJ Culture Group US, Inc
Address 地址：4125 Blackhawk Plaza Circle, Suite 166, Danville, CA 94506

(In this Agreement, each a "Party", collectively the "Parties".)
（甲方和乙方单独称"一方"；合称"双方"）

WHEREAS, Party B is duly incorporated in the State of Nevada and is licensed to operate business in the State of California. Party A is to engage Party B to provide relevant services including but not limited to sell and promote as the authorized agent of Party A for its traditional education related tour camp program. Part B agrees to provide such services to Party A on the terms and conditions set out in this Agreement.
鉴于，乙方依法成立于美国内华达州，并获准在加利福尼亚州运营业务。甲方愿聘请乙方作为其授权的代理为其传统教育相关的游学营项目提供相关的销售推广等服务。乙方同意根据本协议约定向甲方提供相关服务。

Upon friendly discussions, the Parties hereby agree as follows:
双方通过友好协商达成协议如下：

1. GENERAL RULE 一般规定

1.1 Party A and Party B will work together at equal status and carry out the agreement according to a good will.
甲方和乙方平等合作并善意履行本协议。

1.2 Party A and Party B will honor with relevant law(s) and regulation(s) in the performance of conducting the agreement.
甲方和乙方在履行本协议过程中将遵守相关法律法规。

2. OBLIGATIONS OF PARTY A 甲方的义务

2.1 Party A shall be a legal entity who is duly incorporated in accordance with the laws and is legally existing.
甲方是根据相关法律依法成立并有效存续的法人。

2.2 Party A, as an indepe[illegible] egal entity, has the authority to execute this Agreement and is competent regarding the performance of the obligations and duties under this Agreement.
甲方作为独立的法人，有权签署本协议并有能力履行本协议项下的义务和责任。

Initials [signature] / Kuang

2.3 Party A shall be the organizer of the traditional education related tour camp from the U.S. to XiAn, China (the "Camp"), during the period from July to August, starting 2019, which targets U.S. students, families, Chinese culture and art enthusiasts, and others who wish to participate.
甲方是从美国到中国西安的传统教育相关的游学营（“游学营”）的组织方，该游学营从2019年起于每年的7月到8月间举办，其目标客户是在美国的学生、家庭、中国文化艺术爱好者及其他有意愿的参加者。

2.4 Party A shall be responsible for making arrangements of meals, accommodation, and transportation with regard to the Camp, as well as organizing relevant activities (the 'Activities'), including but not limited to:
甲方负责安排与游学营相关的饮食、住宿和交通，并组织不限于以下内容的相关活动（“活动”）：

(1) sightseeing in XiAn; 在西安观光游览；
(2) learning Chinese martial arts;中国武术学习；
(3) having lectures of classical Chinese studies; 中国经典国学文化讲座；
(4) giving introductions of Chinese painting and calligraphy; 介绍中国书法绘画；
(5) visiting exhibitions encompassing important Chinese cultural artifacts, such as traditional paintings, craftsmanship, calligraphy, and ancient literature; 参观中国文化艺术品，如传统绘画、手工艺品、书法以及古代文学作品。

2.5 Party A is entitled to enter into any sub-contract with any third party to provide any or all services or Activities aforesaid.
甲方有权委托任何其他第三方来提供部分或全部的上述服务或活动。

3. SERVICES OF PARTY B 乙方的服务

3.1 Party B shall maintain its good standing and presence and actively operates and develops its business during the term of this Agreement.
乙方应在本协议期间良好存续并积极发展其业务。

3.2 Party B hereby agrees to provide Party A with the following services (the 'Services'):
乙方同意向甲方提供以下服务（“服务”）：

(1) Doing promotion and marketing for the Camp in the first month upon signing of this Agreement and doing another round of promotion later when required by Party A; 在协议签署后的第一个月内宣传推广游学营并在后期应甲方的要求再做另一轮推广；
(2) enrolling and screening participants for the Camp (the 'Enrollment'); 为游学营招募筛选参与者（“招生”）；
(3) coordinating the relationship between the Party A and the participants of the Camp;协调甲方与游学营参与者之间的关系；

3.3 In order to facilitate provision of the Activities by Party A, Party B shall provide Party A with relevant assistance requested by Party A in an accurate and timely manner.
为方便甲方提供活动，应甲方要求，乙方应准确、及时地向其提供相关协助。

Initials 游 / Kuang

3.4 The rights and powers authorized by this Agreement shall be limited to the degree of general agency. This Agreement has not entitled Party B any right to represent Party A or to Party A be bound by any other agreements. Notably, this Agreement does not constitute or appoint Party B as Party A's agent, employee or partner.
本协议中的授权应限于一般代理。本协议未授权乙方代表甲方，或使甲方受其他协议约束。特别是本协议并未指定甲方成为乙方的代理人、雇员或合伙人。

4. SERVICE FEE 服务费用

4.1 Except as otherwise provided in this Agreement, all monetary amounts referred to in this Agreement are in US Dollars (USD).
除非另有约定，本协议中的货币金额均指美元。

4.2 The pre-publicity and promotion expenses of $20,000 shall be paid by Party A within one (1) month upon signing of this Agreement.
前期宣传推广费用 20,000 美元应在本协议签署后 1 个月内支付。

4.3 Party B may refer to the price for the Enrollment recommended by Party A, which is $5,000 per participant (the "Base Price"), during the term of this Agreement. The Base Price shall be determined in writing by both parties through negotiation if there is any adjustment. Party B is also entitled to, in its sole discretion, determine the sales price and terms of sale for the Enrollment.
在协议期间乙方可以参考甲方建议的招生价格，即每位参与者 5,000 美元（“基础价格”）。基础价格如有调整应由双方通过协商书面确定。乙方也有权自己决定招生的条件和价格。

4.4 For the provided Enrollment service, Party A shall pay Party B the Commission as follows: (1) 15 % of the Base Price; (2) should Party B's invoiced sales price, which Party B provides to the customers, exceed the Base Price, the exceeding amount shall be divided in half and be paid to both Parties respectively. Additionally, the sales price shall not include taxes or other related expenses of the Enrollment.
关于招生服务，甲方应按以下比例向乙方支付佣金：(1) 基础价格的 15%；(2) 如果乙方向客户提供的发票销售价格高于基础价格，则超出部分由甲乙双方各分得一半。此外，销售价格不含税费或其他与招生相关的花费。

4.5 Party B is entitled to keep all the payment by customers of each Camp (the "Aggregate Amount") and shall pay the rest of the Aggregate Amount minus the Commission to Party A within fifteen (15) days before the official commencement of each Camp.
乙方有权留存每期游学营的客户所支付的所有款项（“总金额”）。乙方应在每期游学营正式开营前的十五(15)天内，将总金额中除去其佣金部分的剩余款项支付给甲方。

4.6 Miscellaneous Fees, including all other charges and fees that are not mentioned in this Agreement but may occur during the execution of this Agreement shall be the taken care of by each Party respectively.
本协议中未提及但在协议履行过程中可能产生的所有杂项费用，由甲乙双方各自分别负担。

Initials 蒋 , Kuang

4.7 All of the Service Fees shall be paid in USD by wire transfer unless in the event that special arrangements are made to settle the invoices of Party B in foreign currencies. Please remit payment via Wire Transfer to:
所有费用应全部用美元通过电汇方式支付，除非有事件作出特别安排用其他外币支付乙方的账单。请将所有款项汇到以下账号：

Account Name 账户名	GJ Culture Group US, Inc
Account Number 账号	3251 2316 6218
SWIFT Code 银行国际代码	BOFAUS3N
Bank Name 银行名称	Bank of America
Bank Address 银行地址	4195 Blackhawk Plaza Circle Danville, CA 94506
Recipient Mailing Address 收款人邮寄地址	4125 Blackhawk Plaza Circle, Suite 166 Danville, CA 94506 Attention: Jonathan Scott Ginsberg

4.8 Any additional services that may be requested by Party A, and Party B agrees to provide, will be the subject of separate agreements.
任何甲方提出的额外服务，如乙方同意提供，将视作新的合约。

5. INTELLECTUAL PROPERTY

5.1 Party A has independent ownership and right to use of every patent, trademark, copyright, know-how, etc. And cooperation with Party B will not cause such rights' joint ownership.
甲方对其所有的专利、商标、著作权和专有技术等拥有独立的所有权和使用权，与乙方的合作不构成对上述权利的共有。

5.2 Either party guarantees to the other party that it will compensate the other party for any and all economic losses caused to the other party due to any infringement of other party's intellectual property rights (including copyrights, trademark rights, patent rights and proprietary technology).
任意一方向对方保证，其将对任何因侵犯对方知识产权（包括著作权、商标权、专利权和专利技术）而给对方造成的经济损失承担赔偿责任。

6. CONFIDENTIALITY 保密

6.1 Regardless of whether this Agreement is terminated or not, each Party shall keep strictly confidential all business secrets, proprietary information, customer information and all other information of a confidential nature concerning the other Parties known by it during the

Initials ____ / Kuang

execution and performance of this Agreement (collectively, the "Confidential Information"). Unless a prior written consent is obtained from the Party disclosing the Confidential Information (the "Disclosing Party") or unless it is required to be disclosed to third parties in accordance with relevant laws, rules and regulations, the Party receiving the Confidential Information (the "Receiving Party") shall not disclose to any third party any Confidential Information. The Receiving Party shall not use any Confidential Information other than for the purpose of performing this Agreement.
无论本协议是否终止，任何一方（“接受方”）对于其因前述、履行本协议而知悉或收到的有关其他方（“披露方”）的商业秘密、专有信息、客户信息及其他保密信息（“保密信息”）均负有保密义务。接受方仅可就其履行其在本协议项下义务之目的而使用该类保密信息。未经披露方事先书面同意，接受方不得向任何第三方泄露上述保密信息，除非法律法规（包括美国证券监督管理委员会制定的规则）或证券监管机构要求披露。

6.2 The following information shall not be deemed part of the Confidential Information:
(1) any information that has been lawfully acquired by the receiving Party prior to entering into the Agreement as evidenced by other written documents;
(2) any information entering the public domain not attributable to the fault of the Party receiving the information; or
(3) any information lawfully acquired by the Party receiving the information through other sources after its receipt of such information.
以下信息不应被视作保密信息：
(1) 任何有书面证据证明，接受方在披露方向其披露前已经合法掌握的信息；
(2) 并非由于接受方违反本协议而进入公共领域的信息；
(3) 接受方合法从对该信息无保密义务的第三方获得的信息。

6.3 For purposes of performing this Agreement, the Receiving Party may disclose the Confidential Information to its relevant employees, agents or professionals retained by it. However, the Receiving Party shall ensure that the aforesaid persons shall comply with all relevant terms and conditions of this Article 8. In addition, the Receiving Party shall be responsible for any liability incurred as a result of such persons' breach of the relevant terms and conditions of this Article 8.
出于履行本协议的目的，接受方可以向其相关的雇员、中介或专业人员披露保密信息。但接收方应确保前述的雇员、中介或专业人员亦需遵守本协议第八条之保密责任。另外，接受方应当对此类人员违反本协议第八条而造成的泄密承担法律责任。

6.4 Notwithstanding any other provision contained herein, the effect of this Article 6 shall not be affected by the termination of this Agreement.
尽管有本协议其他规定，本条规定的效力不受本协议终止的影响。

7. PAYMENT OF TAXES 税款支付

7.1 The Parties shall respectively pay taxes to relevant tax authorities in accordance with all relevant laws, regulations and State policies.
双方应当分别依照有关法律、法规和国家的政策向有关税务机关纳税。

7.2 In the event that either Party pays any tax for the other Party, the paying Party shall submit the tax certificate to the payable Party as soon as possible, and the payable Party shall

Initials 郑 / Kuang

compensate the equivalent amount to the paying Party within seven days after the receipt of such tax certificate.
如果任何一方为另一方支付了任何税款,支付方应尽快向应付方提交纳税证明，而应付方应当在收到纳税证明后七天内向支付方支付等额赔偿。

8. LIABILITY FOR BREACH OF CONTRACT 违约责任

8.1 Either Party's direct or indirect violation of any provisions herein, or failure in assuming or untimely or insufficient assumption of, any of its obligations hereunder shall constitute a breach of contract. The non-defaulting Party (the "Non-Defaulting Party") is entitled to send to the defaulting Party (the "Defaulting Party") a written notice, requesting the Defaulting Party to rectify its breach, take sufficient, effective and timely measures to eliminate the effects of breach, and compensate the Non-Defaulting Party for any losses incurred by the breach.
任何一方直接或间接违反本协议的任何条款，或者未承担或未及时或未充分承担其义务均构成违约。未违约方（“守约方”）有权向违约方(“违约方”)发出书面通知，要求违约方在合理期限内补正或采取补救措施以消除其违约而造成的影响，并要求违约方对违约造成的损失进行赔偿。

8.2 The losses of the Non-Defaulting Party that should be compensated by the Defaulting Party include direct economic losses and any foreseeable indirect losses and extra expenses incurred by the breach, including without limitation, attorney's fees, litigation and arbitration fees, financial expenses and travel charges.
违约方应赔偿守约方的损失包括直接经济损失和任何可预见的间接损失以及由违约引起的额外费用，包括但不限于：律师费用、诉讼和仲裁费用、财务费用和差旅费。

9. NOTICE 通知

9.1 Any notice, request, demand and other correspondence required pursuant to this Agreement or made in accordance with this Agreement shall be delivered in writing to the following addresses unless changed by written notifications.
任何通知、请求或者本协议要求的其他通知应当以书面形式送达给相关各方的以下地址，除非有书面通知更改了地址。

Party A 甲方: 西安中旅国际旅行社有限责任公司
Address 地址: 西安市经济技术开发区凤城四路四号西安国际企业中心 B 座 18 层
Email 邮箱: /
Tel 电话:18991903456
Recipient 收件人: 刘晋秦

Party B 乙方: GJ Culture Group US, Inc
Address 地址: 4125 Blackhawk Plaza Circle, Suite 166, Danville, CA 94506
Email 邮箱: info@gjcc.us
Tel 电话: (+1) 925.362.3169
Recipient 收件人: Sanjun Kuang (匡三军)

9.2 If any such notice or other correspondence is delivered in person or by fax, telegram, telex or email, the delivery date shall be the date when it is sent; as to those delivered by

Initials 刘 / Kuang

registered mail (postage paid) or express mail, the delivery date shall be the third day after it is sent.
若此类通知或通讯通过当面交付或传真、电报、电传、电子邮件的方式送达，送达日期应当为发送时的日期；对于通过挂号邮件（邮资已付）或者特快专递的送达方式，送达日期应为发送后的第三天。

10. TERM OF AGREEMENT AND TERMINATION 协议期限与终止

10.1 The Term of this Agreement agreed by the parties shall be two (2) years as of the date of execution. The Agreement shall be extended for another two (2) years automatically when expired, unless subjected to earlier termination as provided in this Agreement, or terminated by written consent of the Parties within one (1) month before the Agreement expires.
本协议期限为自双方签署之日起两（2）年。除非根据本协议相关条款的约定提前终止，或在期限届满前一个月内经双方书面同意解除，本协议期限届满后将自动续期两（2）年。

10.2 This Agreement can be terminated in accordance with applicable laws and regulations or upon written consent by both parties.
本协议可依据相关法律法规的规定或双方的书面同意而终止。

10.3 Each party may unilaterally send the other party a written termination notice of this Agreement in the following cases:
在下列情形中，一方可以向另一方单方面发出解除通知：

(1) The other party fails to perform its duties or materially breaches any obligation in this Agreement; or
另一方不履行其在本协议项下的义务或造成根本违约；或者

(2) The other party is unable to perform its obligations under this Agreement due to corporate bankruptcy, liquidation, etc.
另一方因破产、清算等原因而无法履行其在本协议项下的义务。

11. GOVERNING LAW AND DISPUTES RESOLUTION 法律适用及争议解决

11.1 With regard to disputes arising out of the interpretation and performance of the terms hereunder, the Parties shall resolve the disputes through consultations in good faith.
对于由对本协议条款解释和履行而产生的争议，双方应当通过友好协商解决。

11.2 In case no resolution can be made within thirty (30) days after the dispute arising, the dispute shall be submitted to appropriate arbitration institutions for arbitration which shall be carried out according to the then arbitration rules valid. The arbitration award shall be final and binding upon the Parties.
如双方未能在争议产生后 30 日内达成一致意见，该争议应当提交至合适的仲裁机构按照其届时有效的仲裁规则仲裁解决。仲裁裁决终局且对双方有约束力。

11.3 The enforcement, validity, performance, interpretation and dispute resolution of this Agreement shall be governed by and construed in accordance with the laws of the State of California.

Initials 邝, Kuang

本协议的实施、效力、履行、解释以及争议解决均应适用加利福尼亚州的法律。

12. MISCELLANEOUS 其他

12.1 This Agreement is written in English and translated into Chinese. In the event of any discrepancy between the two versions, the English version shall prevail. This Agreement is made with two (2) original copies, with one (1) original to be retained by each Party hereto.
本协议以英文书写并附中文译文。当两种文本出现歧义时，以英文文本为准。本协议一式贰（2）份，协议双方各执一（1）份。

12.2 No failure or delay by a Party in exercising any rights, powers and remedies available to it hereunder or at law (hereinafter referred to as "Such Rights") shall result in a waiver thereof, nor shall the waiver of any single or part of Such Rights shall exclude such Party from exercising Such Rights in any other way and exercising other rights of such Party.
一方未行使或迟延行使本协议项下或法律所允许的任何权利、权力和救济 (以下简称"该权益")不构成放弃。该方放弃该权益中的某一项或部分，亦不能排除其以其他方式行使该权益或行使该权益中的其他权利。

12.3 The headings of the provisions herein are for reference only, and in no event shall such headings be used for or affect the interpretation of the provisions hereof.
本条款标题仅供参考，在任何情况下均不得用于或影响对本条款的解释。

12.4 Each provision contained herein shall be severable and independent from each of the other provisions. If any one or more provision herein is deemed invalid, illegal or unenforceable at any time, the validity, legality and enforceability of the remaining provisions herein shall not be affected as a result thereof.
本协议项下的任意一项条款均具有可分割性和独立性，如本协议项下的任何条款因与有关法律不一致而无效、非法或者无法执行，不影响本协议其他条款的法律效力。

12.5 This Agreement, when signed, shall supersede any prior legal documents executed by and among the Parties with respect to the subject matter hereof. Any amendment or supplement hereto shall be made in writing and shall become effective only upon due execution by the Parties hereto.
本协议自签署之日起，将取代双方就上述协议内容先前签署的其他法律文件。任何对本协议的修订应当以书面形式进行，并且仅在双方签署之时生效。

12.6 Without the prior written consent of other Parties, none of the Parties shall transfer any of its rights and/or obligations hereunder to any third party.
除非经其他双方书面同意，任何一方不得将其在本协议项下的所有权利或义务转让给任何第三方。

12.7 Matters not covered in this Agreement shall be determined by the Parties separately through consultation.
本协议未尽事宜应由双方另行协商决定

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Initials 潘 , Kuang

[Signature Page of Business Cooperation Agreement]
本页为《业务合作协议》签署页

IN WITNESS WHEREOF, the following Parties have executed this Business Cooperation Agreement to be executed on the date first above written.
兹此为证，本业务合作协议由以下双方在文首之日签署并执行。

【西安中旅国际旅行社有限责任公司】公章：

By 签字:

Name 姓名:

Title 职位: 经理

GJ Culture Group US, Inc

By 签字: Sanjun Kuang

Name 姓名: Sanjun Kuang (匡三军)

Title 职位: President